U. S. SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2003


            Barrington Foods International, Inc.
   (Exact name of registrant as specified in its charter)


    Nevada                   0-25523                     33-0843633
  ----------              --------------               --------------
(State or other        (Commission File No.)         (I.R.S. Employer
jurisdiction                                           Identification
of incorporation)                                            No.)



5275 Arville Street, Suite 120, Las Vegas, NV                89118
---------------------------------------------              --------
(Address of principal executive offices)                  (Zip Code)


   Registrant's Phone: (702) 307-3810 Fax:  (702) 307-3816


             3960 Howard Hughes Parkway, STE 500
                     Las Vegas, NV 89109
        ----------------------------------------------
 (Former name or former address, if changed, since last report)


Item 5. OTHER INFORMATION AND REGULATION FD DISCLOSURE.

     The Company's executive offices are located at 5275 Arville Street, Ste. 120, Las Vegas, Nevada, 89118. While this address was reported on the Company's most recent annual report on Form 10-KSB for fiscal year 2002, and on Form 10-QSB for the quarter ending March 31, 2003, the Company failed to file a Current Report on Form 8-K formally notifying the Commission of the change of address.






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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             BARRINGTON FOODS INTERNATIONAL, INC.

Date: August 19, 2003           By: /s/ Rendal Williams
                             ---------------------------------
                             Rendal Williams
                             Chief Executive Officer


























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